Exhibit 99.2

Supplemental Operating and Financial Data

For the Period Ended September 30, 2012

*	Note: Financial and portfolio information reflects the consolidated operations of the company and excludes unconsolidated entities unless otherwise noted.

Company Overview

Excel Trust, Inc. (“Excel Trust”) is a retail focused REIT that primarily targets community and power centers, grocery anchored neighborhood centers and freestanding retail properties. Excel Trust has elected to be treated as a REIT, for U.S. federal income tax purposes. Excel Trust trades publicly on the NYSE under the symbol “EXL”.

Corporate Headquarters	Other Offices
Excel Trust, Inc.	Salt Lake City, UT
17140 Bernardo Center Dr., Ste 300	Atlanta, GA
San Diego, CA 92128	Stockton, CA
Tel: 858-613-1800	Scottsdale, AZ
Email: info@exceltrust.com	Richmond, VA
Website: www.exceltrust.com	Orlando, FL

Executives & Senior Management
Gary B. Sabin - Chairman & CEO	Spencer G. Plumb - President & COO
James Y. Nakagawa - CFO	Mark T. Burton - CIO & SVP, Acquisitions
S. Eric Ottesen - SVP, General Counsel	William J. Stone - SVP, Asset Management/Development
Matthew S. Romney - SVP, Capital Markets

Board of Directors
Gary B. Sabin (Chairman)	Spencer G. Plumb
Mark T. Burton	Bruce G. Blakley
Burland B. East III	Robert E. Parsons, Jr.
Warren R. Staley

Transfer Agent and Registrar	Corporate Counsel
Continental Stock Transfer & Trust Company	Latham & Watkins
17 Battery Place, 8th Floor	12636 High Bluff Drive, Suite 400
New York, New York 10004	San Diego, CA 92130
Tel: 212-509-4000	Tel: 858-523-5400
Email: cstmail@continentalstock.com
Website: www.continentalstock.com

Reported results and other information herein are preliminary and not final until the filing of Excel Trust’s report on Form 10-Q or Form 10-K with the Securities and Exchange Commission and, therefore, remain subject to adjustment.

Forward-Looking Statements

This document contains forward-looking statements that are based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks include, without limitation: adverse economic or real estate developments in the retail industry or the markets in which Excel Trust operates; defaults on or non-renewal of leases by tenants; increased interest rates and operating costs; decreased rental rates or increased vacancy rates; Excel Trust’s failure to obtain necessary outside financing on favorable terms or at all; changes in the availability of additional acquisition opportunities; Excel Trust’s inability to successfully complete real estate acquisitions or successfully operate acquired properties and Excel Trust’s failure to qualify or maintain its status as a REIT. For a further list and description of such risks and uncertainties that could impact Excel Trust’s future results, performance or transactions, see the reports filed by Excel Trust with the Securities and Exchange Commission, including its final prospectus relating to its initial public offering, quarterly reports on Form 10-Q and annual report on Form 10-K. Excel Trust disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Analyst Coverage

Company	Analyst	Contact
Barclays Capital	Ross Smotrich	(212) 526-2306
	Ryan Bennett	(212) 526-5309

Cantor Fitzgerald	Evan Smith	(212) 915-1220
	David Toti	(212) 915-1219

KeyBanc	Jordan Sadler	(917) 368-2280
	Todd Thomas	(917) 368-2286

Morgan Stanley	Paul Morgan	(415) 576-2627
	Stephen Bakke	(415) 576-2696

Raymond James	Paul D. Puryear	(727) 567-2253
	R.J. Milligan	(727) 567-2660

Sandler O’Neill + Partners	Alexander Goldfarb	(212) 466-7937
	Andrew Schaffer	(212) 466-8062

Stifel, Nicolaus	Nathan Isbee	(443) 224-1346
	Jennifer Hummert	(443) 224-1288

UBS	Ross Nussbaum	(212) 713-2484
	Christy McElroy	(203) 719-7831

Wells Fargo	Jeff Donnelly	(617) 603-4262
	Tamara Fique	(443) 263-6568

Summary Financial and Portfolio Data

For the Period Ended September 30, 2012

(Dollars and share data in thousands, except per share data)

Portfolio Summary
Total Gross Leasable Square Feet (GLA)-Operating Portfolio (1)	4,797,124
Percent Leased-Operating Portfolio	94.8%
Percent Occupied-Operating Portfolio	94.0%
Annualized Base Rent (2)	$65,796
No. leases signed or renewed	27
Sq. Ft. leases signed or renewed	82,091

Financial Results
Net loss attributable to the common stockholders	$(2,243)
Net loss per diluted share	$(0.07)
Funds from operations (FFO)	$6,245
FFO per diluted share	$0.18
Adjusted funds from operations (AFFO)	$7,261
AFFO per diluted share	$0.21
EBITDA	$13,272

Assets
Gross undepreciated real estate	$736,846
Gross undepreciated assets	$858,308
Total liabilities to gross undepreciated assets	38.2%
Real estate debt to gross undepreciated assets	33.1%

Capitalization
Common shares outstanding	34,891
OP units outstanding	1,040

Total common shares and OP units	35,931
Closing price at quarter end	$11.42
Equity capitalization	$410,332
Preferred stock (at liquidation preference of $25.00 per share)	142,000
Total debt (3)	284,390

Total capitalization	$836,722

Debt/total capitalization	34.0%
Debt/EBITDA	5.4

Common Stock Data
Range of closing prices for the quarter	$11.39-12.58
Weighted average common shares outstanding - diluted (EPS)	33,294
Weighted average common shares outstanding - diluted (FFO and AFFO)	34,727
Shares of common stock outstanding	34,891

(1)	Includes retail and office gross leasable area, but excludes gross leasable area from developments under construction and any planned development.
(2)	Annualized Base Rent excludes rental revenue from non-stabilized development properties.
(3)	Excludes debt discount or premium.

Balance Sheets

EXCEL TRUST, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Dollars in thousands)

	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011
ASSETS:

Property:
Land	$262,960	$263,988	$253,999	$236,941	$226,097
Buildings	395,338	398,441	372,622	287,226	260,085
Site improvements	43,283	41,826	39,649	28,257	24,423
Tenant improvements	35,003	33,617	32,214	28,517	23,139
Construction in progress	262	115	11	21,312	18,797
Less accumulated depreciation	(31,074)	(26,804)	(22,287)	(18,294)	(15,630)

Property, net	705,772	711,183	676,208	583,959	536,911
Cash and cash equivalents	16,037	7,179	9,225	5,292	45,885
Restricted cash	5,265	4,925	4,165	3,680	3,879
Tenant receivables, net	4,270	2,995	3,588	4,174	2,582
Lease intangibles, net	68,946	72,666	71,088	68,556	66,520
Mortgage loan receivable	—	—	2,000	2,000	2,000
Deferred rent receivable	4,920	4,343	3,722	2,997	2,656
Other assets	20,676	17,253	18,162	17,013	13,941
Investment in unconsolidated entities	1,348	—	—	—	—

Total assets	$827,234	$820,544	$788,158	$687,671	$674,374

LIABILITIES AND EQUITY:

Liabilities:
Mortgages payable, net	$285,069	$286,114	$243,906	$244,961	$245,983
Notes payable	—	—	—	21,000	—
Accounts payable and other liabilities	18,798	15,847	17,784	21,080	24,511
Lease intangibles, net	16,122	16,444	16,759	13,843	13,129
Dividends/distributions payable	8,125	8,405	7,650	5,801	5,642

Total liabilities	328,114	326,810	286,099	306,685	289,265

Equity:
Stockholders’ equity
Preferred stock	136,423	136,423	136,413	47,703	47,703
Common stock	348	336	335	302	302
Additional paid-in capital	352,282	346,385	353,061	319,875	324,277
Cumulative deficit	(1,970)	(2,471)	(2,839)	(3,277)	(3,555)

	487,083	480,673	486,970	364,603	368,727
Accumulated other comprehensive loss	(567)	(608)	(807)	(811)	(1,089)

Total stockholders’ equity	486,516	480,065	486,163	363,792	367,638
Non-controlling interests	12,604	13,669	15,896	17,194	17,471

Total equity	499,120	493,734	502,059	380,986	385,109

Total liabilities and equity	$827,234	$820,544	$788,158	$687,671	$674,374

The notes in the Form 10-Q or 10-K are an integral part of these condensed consolidated financial statements.

Statements of Operations

EXCEL TRUST, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data and dividends per share)

	Three Months Ended September 30, 2012	Three Months Ended September 30, 2011	Nine Months Ended September 30, 2012	Nine Months Ended September 30, 2011

Revenues:
Rental revenue	$17,382	$12,538	$50,550	$31,481
Tenant recoveries	4,084	2,702	10,536	6,821
Other income	287	143	975	349

Total revenues	21,753	15,383	62,061	38,651

Expenses:
Maintenance and repairs	1,435	932	4,110	2,351
Real estate taxes	2,579	1,724	7,104	4,236
Management fees	197	155	585	405
Other operating expenses	990	732	2,772	2,294
Changes in fair value of contingent consideration	(121)	—	(121)	(328)
General and administrative	3,321	3,187	10,136	8,977
Depreciation and amortization	8,602	6,375	25,432	16,937

Total expenses	17,003	13,105	50,018	34,872

Net operating income	4,750	2,278	12,043	3,779

Interest expense	(4,169)	(3,561)	(11,829)	(9,629)
Interest income	19	144	125	228
Loss from equity in unconsolidated entities	(158)	—	—	—
Gain on acquisition of real estate and sale of land parcel	—	—	—	937
Changes in fair value of financial instruments and gain on OP unit redemption	61	(596)	1,112	(84)

Net income (loss) from continuing operations	503	(1,735)	1,451	(4,769)

Income from discontinued operations before gain on sale of real estate assets	—	—	—	1,023
Gain on sale of real estate assets	—	—	—	3,976

Income from discontinued operations	—	—	—	4,999

Net income (loss)	503	(1,735)	1,451	230
Net (income) loss attributable to non-controlling interests	(2)	(2)	14	(60)

Net income (loss) attributable to Excel Trust, Inc.	501	(1,737)	1,465	170
Preferred stock dividends	(2,744)	(875)	(7,609)	(2,353)

Net loss attributable to the common stockholders	$(2,243)	$(2,612)	$(6,144)	$(2,183)

Basic and diluted net loss per share	$(0.07)	$(0.09)	$(0.21)	$(0.13)

Weighted-average common shares outstanding - basic and diluted	33,294	29,634	32,616	20,386

Dividends declared per common share	$0.1625	$0.155	$0.488	$0.445

The notes in the Form 10-Q or 10-K are an integral part of these condensed consolidated financial statements.

Reconciliation of Net Income to EBITDA

(Earnings before Interest, Taxes, Depreciation & Amortization)

(Dollars in thousands)

Excel Trust, Inc.’s EBITDA and a reconciliation to net income (loss) for the periods presented is as follows:

	Three Months Ended September 30, 2012	Three Months Ended June 30, 2012	Three Months Ended March 31, 2012	Three Months Ended December 31, 2011	Three Months Ended September 30, 2011

Net income (loss) attributable to Excel Trust, Inc. (1)	$501	$368	$438	$278	$(1,737)

Add:
Interest expense	4,169	3,986	3,674	3,552	3,561
Depreciation and amortization (2)	8,602	8,552	8,279	6,354	6,375

EBITDA	$13,272	$12,906	$12,391	$10,184	$8,199

(1)	The Company recently adjusted its calculation of EBITDA to exclude the impact of preferred dividends and has adjusted prior quarters accordingly.
(2)	Total consolidated depreciation and amortization, a portion of which is included in discontinued operations on the statements of operations.

Reconciliation of Net Income to FFO and AFFO

For the Periods Ended September 30, 2012

(In thousands, except per share data)

Excel Trust, Inc.’s FFO and AFFO available to common stockholders and operating partnership unitholders and a reconciliation to net income (loss) for the three and nine months ended September 30, 2012 is as follows:

	Three Months Ended September 30, 2012	Three Months Ended September 30, 2011	Nine Months Ended September 30, 2012	Nine Months Ended September 30, 2011

Net loss attributable to the common stockholders	$(2,243)	$(2,612)	$(6,302)	$(2,183)

Add:
Non-controlling interests in operating partnership	(73)	(118)	(230)	(25)
Preferred stock dividends	—	—
Depreciation and amortization (1)	8,602	6,375	25,432	17,352
Deduct:
Depreciation and amortization related to joint venture(2)	(41)	(59)	(165)	(134)
Gain on acquisition of real estate and sale of land parcel	—	—	—	(937)
Gain on sale of real estate assets	—	—	—	(3,976)

Funds from operations (3)	$6,245	$3,586	$18,735	$10,097

Adjustments:
Transaction costs	637	160	1,186	522
Deferred financing costs	451	387	1,410	956
Stock-based and other non-cash compensation expense	817	1,349	2,406	3,126
Changes in fair value of contingent consideration	(121)	—	(121)	(328)
Changes in fair value of financial instruments	(61)	596	(1,112)	84
Straight-line effects of lease revenue	(632)	(777)	(2,009)	(1,575)
Amortization of above and below market leases	158	49	(12)	74
Non-incremental capital expenditures	(233)	(11)	(372)	(65)

Adjusted funds from operations (3)	$7,261	$5,339	$20,111	$12,891

Weighted average common shares outstanding	33,294	29,634	32,616	20,386
Add (4):
OP units	1,057	1,405	1,218	1,212
Restricted stock	286	—	323	830
Contingent consideration related to business combinations	90	348	91	232
LTIP restricted stock	—	—	—	—
Common stock issuable upon conversion of preferred stock	—	—	—	—

Weighted average common shares outstanding - diluted (FFO and AFFO)	34,727	31,387	34,248	22,660

Funds from operations per share (diluted)(5)	$0.18	$0.11	$0.54	$0.45
Adjusted funds from operations per share (diluted)(5)	$0.21	$0.17	$0.58	$0.57

Other Information (6):
Leasing commissions paid	$200	$231	$468	$422
Tenant improvements paid	$947	$775	$1,805	$1,440

(1)	Total consolidated depreciation and amortization, a portion of which is included in discontinued operations on the statements of operations (for the nine months ended September 30, 2011).
(2)	Includes a reduction for the portion of consolidated depreciation and amortization expense that would be allocable to non-controlling interests in the operating partnership and an increase for the Company’s portion of depreciation and amortization expense related to its investment in the unconsolidated La Costa Town Center property.
(3)	FFO and AFFO are described on the Definitions page.
(4)	The three months ended September 30, 2012 and 2011 include 1,433,000 and 1,632,000 additional shares of common stock, respectively, related to OP units, shares of restricted stock and shares contingently issuable related to business combinations, which are considered antidilutive for purposes of calculating diluted earnings per share. The nine months ended September 30, 2012 and 2011 include 1,753,000 and 2,274,000 additional shares of common stock, respectively, related to OP units, shares of restricted stock and shares contingently issuable related to business combinations, which are considered antidilutive for purposes of calculating diluted earnings per share. The three and nine months ended September 30, 2012 and 2011 excludes 3,333,400 shares of common stock potentially issuable pursuant to the conversion feature of the preferred stock based on the “if converted” method.
(5)	The calculation of funds from operations per share (diluted) and adjusted funds from operations per share (diluted) for the three and nine months ended September 30, 2012 includes a reduction of $144,000 and $432,000, respectively, for dividends paid to shares of restricted common stock in excess of earnings. The calculation of funds from operations per share (diluted) and adjusted funds from operations per share (diluted) for the three months ended September 30, 2011 includes a reduction of $160,000 for dividends paid to shares of restricted common stock in excess of earnings.
(6)	Excludes development properties.

Debt Summary

For the Period Ended September 30, 2012

(Dollars in thousands)

		% Total Debt
Fixed Rate Debt(1)	$258,677	91%
Variable Rate Debt(2)	25,713	9%

Total Debt(1)	$284,390	100%
Debt(1)/Gross Undepreciated Assets	33.1%

		% Total Debt
Secured Debt(1)(2)	$284,390	100%
Unsecured Debt	—	0%

Total Debt	$284,390	100%

Maturities by Year-Secured(3)	Amount	% Total Debt	Maturities by Year-Unsecured(3)	Amount	% Total Debt
2012	$970	0.3%	2012	$—	0.0%
2013(4)	94,138	33.1%	2013	—	0.0%
2014	76,836	27.0%	2014	—	0.0%
2015	47,375	16.7%	2015	—	0.0%
2016	1,335	0.5%	2016	—	0.0%
2017	40,036	14.1%	2017	—	0.0%
2018	705	0.2%	2018	—	0.0%
2019	541	0.2%	2019	—	0.0%
2020	581	0.2%	2020	—	0.0%
2021	625	0.2%	2021	—	0.0%
Beyond 2021	21,248	7.5%	Beyond 2021	—	0.0%

Total	$284,390	100.0%	Total	$—	0.0%

Mortgage Notes	Amount	Contractual Interest Rate	Maturity
Red Rock Commons (2)	$13,713	2.5%	2013
Five Forks Place	4,929	5.5%	2013
Grant Creek Town Center	15,433	5.8%	2013
Park West Place(5)	55,800	3.7%	2013
Excel Centre	12,346	6.1%	2014
Merchant Central	4,492	5.9%	2014
Edwards Theatre	11,938	6.7%	2014
Gilroy Crossing	46,837	5.0%	2014
The Promenade	50,121	4.8%	2015
5000 South Hulen	13,712	5.6%	2017
Lake Pleasant Pavilion	28,250	6.1%	2017
Rite Aid-Vestavia Hills	1,224	7.3%	2018
Lowe’s	13,595	7.2%	2031
Northside Plaza(2)	12,000	0.2%	2035

Total	284,390	4.9%
Debt (discount) or premium	679

Mortgage notes, net	$285,069

(1)	Includes a mortgage note at our Park West Place property, which bears interest at LIBOR plus 2.25%. However, the Company has executed two interest rate swaps equal to the principal balance, which effectively fix the interest rate at 3.66% for the duration of the term. Amount excludes debt discount or premium.
(2)	Includes the Northside Plaza redevelopment revenue bonds to be used for the redevelopment of this property and a construction loan at our Red Rock Commons property. The revenue bonds are priced off the SIFMA index and reset weekly (the rate as of September 30, 2012 was 0.19%). The revenue bonds are secured by a $12.1 million letter of credit issued by the Company from the Company’s credit facility. The interest rate on the construction loan bears interest at LIBOR plus 2.25%. The rate as of September 30, 2012 was 2.45%.
(3)	Includes monthly payments on outstanding principal as well as principal due at maturity.
(4)	The Park West Place mortgage note matures on December 15, 2013, but may be extended for an additional year at the Company’s election, through December 15, 2014, after satisfying certain conditions and payment of an extension fee. Also includes a construction loan of $13.6 million, secured by Red Rock Commons, which matures on March 1, 2013. The construction loan may be extended for an additional two one-year periods at the Company’s election after satisfying certain conditions and payment of an extension fee.
(5)	Includes effect of interest rate swaps.
*	On July 20, 2012, Excel Trust amended its unsecured credit facility, increasing the borrowing capacity from $200 million to $250 million and lowering its interest rate. The facility now bears interest at a rate per annum equal to LIBOR plus 165 to 225 basis points (down from 220 to 300 basis points), depending on the company’s leverage ratio. If the Company is given an investment-grade credit rating by S&P or Moody’s in the future, the interest rate per annum will improve to LIBOR plus 100 basis points to 185 basis points. The facility includes an accordion feature that allows for an increase up to $450 million under specified circumstances. The maturity date of the credit facility is July 19, 2016 and can be extended for one year at the Company’s election.

Common and Preferred Stock Data

For the Period Ended September 30, 2012

(In thousands, except per share data)

	Three Months Ended September 30, 2012	Three Months Ended June 30, 2012	Three Months Ended March 31, 2012	Three Months Ended December 31, 2011
Earning per share - share data
Weighted average common shares outstanding - diluted	33,294	32,785	31,761	29,272

Diluted common shares - EPS	33,294	32,785	31,761	29,272

Funds from operations - share data
Weighted average common shares outstanding	33,294	32,785	31,761	29,272
Weighted average OP units outstanding	1,057	1,205	1,393	1,405
Weighted average restricted stock outstanding	286	314	370	402
Dilutive effect of contingent consideration related to business combinations	90	79	102	127
Dilutive effect of LTIP restricted stock outstanding	—	—	—	—
Dilutive effect of convertible preferred shares	—	—	—	—

Total potential dilutive common shares	34,727	34,383	33,626	31,206

Total common shares (including restricted stock) outstanding	34,891	33,732	33,642	30,290
Total OP units outstanding	1,040	1,105	1,284	1,405
Total Series A preferred shares oustanding	2,000	2,000	2,000	2,000
Total Series B preferred shares outstanding	3,680	3,680	3,680	—

Common share data
High closing share price	$12.58	$12.37	$13.12	$12.29
Low closing share price	$11.39	$10.94	$11.58	$8.96
Average closing share price	$11.88	$11.63	$12.31	$10.84
Closing price at end of period	$11.42	$11.96	$12.08	$12.00
Dividends per share - annualized	$0.65	$0.65	$0.65	$0.64
Dividend yield (based on closing share price at end of period)	5.7%	5.4%	5.4%	5.3%

Dividends per share
Common stock (EXL)	$0.1625	$0.1625	$0.1625	$0.1600
Series A Convertible Perpetual Preferred stock	$0.4375	$0.4375	$0.4375	$0.4375
Series B Preferred stock	$0.5078	$0.5078	$0.4232	$—

Acquisitions & Developments

For Fiscal Year 2012

(Dollars in thousands, except price per square foot)

Acquisition Property Name	City	State	Year Built (1)	Total GLA (2)	Acquisition Date	Price Sq. Ft.	Initial Cost Basis (3)	Major Tenants
Promenade Corporate Center	Scottsdale	AZ	2004	256,176	1/23/2012	$207	$53,000	Fitch, Healthcare Trust of America, Meridian Bank, Richmond American Home, Sankyo Pharma

EastChase Market Center	Montgomery	AL	2008	181,431	2/17/2012	136	24,700	Dick’s, Jo-Ann, Bed Bath & Beyond, Michaels, Old Navy, Costco (non-owned)

La Costa Town Center(4)	Carlsbad	CA	1980	121,429	2/29/2012	194	23,500	Vons

Lake Pleasant Pavilion	Phoenix (Peoria)	AZ	2007	178,376	5/16/2012	234	41,800	Target (non-owned), Marshalls, Bed Bath & Beyond, BevMo!, Tilly’s, Kirkland’s, The Dress Barn

Chimney Rock	Odessa	TX	2012	151,339	8/30/2012	144	21,800	Academy Sports, Best Buy, Marshalls, Kirkland’s, Ulta

Total				888,751		$185	$164,800

Developments Under Construction	City	State	Estimated Opening Date (5)	GLA to be Constructed	Land	Improvements	Total Carrying Amount (6)	Remaining Estimated Cost to Complete	% GLA Leased / Committed (7)	Major Tenants
Chimney Rock - Phase II	Odessa	TX	TBD	149,517	$2,030	$—	$2,030	$13,500	11%	Jo-Ann

Total				149,517	$2,030	$—	$2,030	$13,500

Future Developments / Land	City	State	Estimated GLA to be Constructed / Land	Estimated Start Date	Estimated Project Cost	Projected Use

Plaza at Rockwall - Phase III	Rockwall	TX	22,700	Q4 2013	$2,248	Additional shop space

Red Rock Commons - Phase II	St. George	UT	15,541	Q3 2013	$1,858	Additional shop space

Park West Place	Stockton	CA	15,200	TBD	NA	Additional outparcels to be sold, leased or developed

Shops at Foxwood	Ocala	FL	1.0 acres	TBD	NA	Additional land to be sold, leased or developed

Chimney Rock	Odessa	TX	4.2 acres	TBD	NA	Additional land to be sold, leased or developed

(1)	Year built represents the year in which construction was completed.
(2)	Total GLA represents total gross leasable area owned by the Company at the property (includes GLA of buildings on ground lease).
(3)	The initial cost basis is subject to change based on the final property valuation and may differ from amounts reported in prior periods.
(4)	Property was contributed to a joint-venture partnership on September 7, 2012.
(5)	Opening Date represents the date at which the Company estimates that the majority of the gross leasable area will be open for business. A property is reclassified from development to the operating portfolio at the earlier of (i) 85.0% occupancy or (ii) one year from completion and delivery of the space.
(6)	Total Carrying Amount includes land value, whereas Construction In Progress (CIP) values for development properties as listed in the Company’s SEC filings excludes land values.
(7)	Includes square footage of buildings leased to tenants (including square footage of buildings on outparcels owned by the Company and ground leased to tenants) as well as signed non-binding letters of intent as of November 2012.

Portfolio Summary

For the Period Ended September 30, 2012

(Dollars in thousands, except price per square foot)

Property Name	City	State	Year Built(1)	Total GLA(2)	Acquisition Date	Price Sq. Ft.	Initial Cost Basis	Percent Leased 9/30/2012	Percent Leased 6/30/2012	Major Tenants
Operating Portfolio

The Promenade	Scottsdale	AZ	1999	433,538	7/11/2011	$254	$110,000	100.0%	99.7%	Nordstrom Rack, Trader Joe’s, OfficeMax, PetSmart, Old Navy, Michael’s, Stein Mart, Cost Plus, Lowe’s (non-owned)

Park West Place	Stockton	CA	2005	598,152	12/14/2010	$155	$92,500	100.0%	100.0%	Lowe’s, Kohl’s, Sports Authority, Jo-Ann, Ross, PetSmart, Office Depot, Target (non-owned)

Gilroy Crossing	Gilroy	CA	2004	325,431	4/5/2011	$210	$68,400	98.4%	98.0%	Kohl’s, Ross, Michaels, Bed Bath & Beyond, Target (non-owned)

Promenade Corporate Center	Scottsdale	AZ	2004	256,176	1/23/2012	$207	$53,000	88.1%	84.8%	Fitch, Healthcare Trust of America, Meridian Bank, Richmond American Home, Sankyo Pharma

Plaza at Rockwall	Rockwall	TX	2007/2012	430,277	6/29/2010	$118	$50,800	96.5%	100.0%	Best Buy, Dick’s, Staples, Ulta, JC Penney, Belk, HomeGoods, Jo-Ann

Brandywine Crossing	Washington Metro (Brandywine)	MD	2009	198,384	10/1/2010	$224	$44,500	97.6%	98.4%	Safeway, Marshalls, Jo-Ann, Target (non-owned), Costco (non-owned)

Lake Pleasant Pavilion	Phoenix (Peoria)	AZ	2007	178,376	5/16/2012	$234	$41,800	97.6%	86.4%	Target (non-owned), Marshalls, Bed Bath & Beyond, BevMo!, Tilly’s, Kirkland’s, The Dress Barn

Vestavia Hills City Center	Birmingham (Vestavia Hills)	AL	2002	390,659	8/30/2010	$89	$34,900	82.0%	80.6%	Publix, Dollar Tree, Stein Mart, Rave Motion Pictures

The Crossings of Spring Hill	Nashville (Spring Hill)	TN	2008	219,842	12/19/2011	$141	$31,000	97.7%	97.7%	SuperTarget (non-owned), Kohl’s (non-owned), PetSmart, Ross, Bed Bath & Beyond

Red Rock Commons	St. George	UT	2012	118,509	**	$242	$28,700	93.3%	n/a	Dick’s, PetSmart, Old Navy, Gap Outlet, Ulta

Edwards Theatres	San Diego (San Marcos)	CA	1999	100,551	3/11/2011	$261	$26,200	100.0%	100.0%	Edwards Theatres (a subsidiary of Regal Cinemas)

Rosewick Crossing	Washington Metro (La Plata)	MD	2008	115,972	10/1/2010	$215	$24,900	82.8%	80.3%	Giant Food, Lowe’s (non-owned)

EastChase Market Center	Montgomery	AL	2008	181,431	2/17/2012	$136	$24,700	98.9%	98.9%	Dick’s, Jo-Ann, Bed Bath & Beyond, Michaels, Old Navy, Costco (non-owned)

Excel Centre	San Diego	CA	1999	82,157	**	$288	$23,700	82.5%	82.5%	Kaiser Permanente, Excel Trust, UBS

5000 South Hulen	Fort Worth	TX	2005	86,833	5/12/2010	$252	$21,900	94.9%	94.9%	Barnes & Noble, Old Navy

Chimney Rock	Odessa	TX	2012	151,339	8/30/2012	$144	$21,800	97.8%	n/a	Academy Sports, Best Buy, Marshalls, Kirkland’s, Ulta
Grant Creek Town Center	Missoula	MT	1998	164,166	8/27/2010	$130	$21,300	94.9%	93.8%	Ross, TJ Maxx, REI
Lowe’s	Shippensburg	PA	2008	171,069	6/22/2010	$103	$17,600	100.0%	100.0%	Lowe’s
Anthem Highlands	Las Vegas (Henderson)	NV	2006	118,763	12/1/2011	$147	$17,500	82.2%	82.2%	Albertsons, CVS, Wells Fargo, Bank of America
Shops at Foxwood	Ocala	FL	2010	78,660	10/19/2010	$160	$12,600	89.3%	87.8%	Publix, McDonald’s (non-owned)
Northside Plaza	Dothan	AL	2010	171,670	11/15/2010	$70	$12,400	94.8%	93.0%	Publix, Hobby Lobby, Books A Million
Five Forks Place	Simpsonville	SC	2002	61,191	**	$127	$7,800	98.0%	96.6%	Publix
Mariner’s Point	St. Marys	GA	2001	45,215	7/20/2010	$146	$6,600	95.6%	96.5%	Shoe Show, Super Wal-Mart (non-owned)
Newport Towne Center	Newport	TN	2006	60,100	**	$108	$6,500	91.3%	91.3%	Stage Stores (DBA Goody’s), Dollar Tree, Super Wal-Mart (non-owned)
Merchant Central	Milledgeville	GA	2004	45,013	6/30/2010	$136	$6,100	87.6%	84.0%	Dollar Tree, Super Wal-Mart (non-owned)
Walgreens	Corbin (North)	KY	2009	13,650	5/24/2010	$256	$3,500	100.0%	100.0%	Walgreens

Total Operating Portfolio	Total			4,797,124		$169	$810,700	94.8%	93.5%

Developments Under Construction	City	State	Estimated Opening Date(3)	GLA to be Constructed	Land Value	Improvements	Total Carrying Amount (4)	% GLA Leased / Committed (5)	% GLA Leased / Committed	Major Tenants
Chimney Rock - Phase II	Odessa	TX	TBD	149,517	2,030	—	2,030	11%	n/a	Jo-Ann

	Total			149,517	2,030	—	$2,030

	Total Portfolio (7)			4,946,641			$812,730

**	Acquired from Predecessor as part of the Company’s formation transactions.
(1)	Year built represents the year in which construction was completed.
(2)	Total GLA represents total gross leasable area owned by the Company at the property (includes GLA of buildings on ground lease).
(3)	Opening Date represents the date at which the Company estimates that the majority of the gross leasable area will be open for business. A property is reclassified from development to the operating portfolio at the earlier of (i) 85.0% occupancy or (ii) one year from completion and delivery of the space.
(4)	Total Carrying Amount includes land value, whereas Construction In Progress (CIP) values for development properties as listed in the Company’s SEC filings excludes land values.
(5)	Includes square footage of buildings leased to tenants (including square footage of buildings on outparcels owned by the Company and ground leased to tenants) as well as signed non-binding letters of intent as of November 2012.

Summary of Retail Leasing Activity

For the Period Ended September 30, 2012

	Number of Leases(1)	GLA	Weighted Average- New Lease Rate(2)	Weighted Average- Prior Lease Rate(2)	Percentage Increase or (Decrease)	Tenant Improvement Allowance per Sq. Ft.

Comparable Leases
New leases(3)	3	4,216	$27.91	$36.64	-23.8%	$10.51
Renewals/Options	14	48,105	19.56	19.48	0.4%	1.81

Total: Comparable Leases	17	52,321	$20.23	$20.86	-3.0%	$2.51

Non-Comparable Leases
Operating portfolio	9	24,712	$16.17	n/a	n/a	$17.76
Development	1	5,058	35.10	n/a	n/a	5.00

Total: Non-Comparable Leases	10	29,770	$19.39	n/a	n/a	$15.59

Total Leasing Activity	27	82,091	$19.92	n/a	n/a	$7.26

(1)	Excludes month-to-month leases and leases involving office GLA.
(2)	Lease rate represents final cash rent from the previous lease and the intial cash rent from the new lease and excludes the impact of changes in lease rates during the term.
(3)	Represents leases signed on spaces for which there was a tenant within the last 12 months. Excludes leases signed at development properties.

Same Property Analysis

For the Period Ended September 30, 2012

(In thousands, except per share amounts)

	Three Months Ended September 30, 2012	Three Months Ended September 30, 2011	Percentage Change

Same Property Portfolio (1)

Number of properties	18	18
Rentable square feet	3,139,150	3,139,150
Percent leased	94.5%	92.8%	1.8%

Percentage of total operating portfolio	65.4%	86.4%

Total revenues	$13,266	$12,859	3.2%
Total expenses	3,054	2,898	5.4%

Same property - net operating income (GAAP basis)	$10,212	$9,961	2.5%

Less: straight line rents, fair-value lease revenue, lease incentive revenue	(365)	(728)	-49.9%
Same property - net operating income (cash basis)	$9,847	$9,233	6.7%

(1)	Includes all properties purchased prior to June 30, 2011, including the Plaza at Rockwall property (a portion of which was under development through Q2 2012).

Major Tenants By GLA

For the Period Ended September 30, 2012

(Dollars in thousands, except rent per square foot)

Total GLA-Operating Portfolio(1)			4,797,124

Tenants		# Stores	Square Feet	% of Total GLA
1	Lowe’s	2	325,863	6.8%
2	Publix	4	198,551	4.1%
3	Kohl’s	2	176,656	3.7%
4	Dick’s Sporting Goods	3	140,018	2.9%
5	TJX Companies	5	137,907	2.9%
6	Bed Bath & Beyond	5	131,864	2.7%
7	Ross Dress For Less	4	115,259	2.4%
8	Jo-Ann	4	105,955	2.2%
9	JC Penny	1	103,639	2.2%
10	Edwards Theatres	1	100,551	2.1%

	Total Top 10 GLA	31	1,536,263	32.0%

Major Tenants By ABR

Annualized Base Rent-Operating Portfolio (2)					$65,796

Tenants		# Stores	Square Feet	Rent Per Sq. Ft.	ABR	% ABR
1	Lowe’s	2	325,863	$6.74	$2,195	3.3%
2	Edwards Theatres	1	100,551	21.72	2,184	3.3%
3	Publix	4	240,691	8.80	2,118	3.2%
4	Dick’s Sporting Goods	3	140,018	12.33	1,726	2.6%
5	Kaiser Permanente	1	38,432	41.58	1,598	2.4%
6	Bed Bath & Beyond	5	131,864	10.93	1,441	2.2%
7	PetSmart	5	91,246	15.17	1,384	2.1%
8	Kohl’s	2	176,656	7.62	1,347	2.0%
9	Ross Dress For Less	4	115,259	11.42	1,316	2.0%
10	TJX Companies	5	137,907	9.08	1,252	1.9%

	Total Top 10 Annualized Rent	32	1,498,487	$11.05	$16,561	25.2%

(1)	Includes gross leasable area associated with buildings on ground lease
(2)	Annualized Base Rent is described on the Definitions page.

Expiration Schedule

For the Period Ended September 30, 2012

(Dollars in thousands, except rent per square foot)

	September 30, 2012	6/30/2012(1)

Total GLA - Operating Portfolio	4,797,124	4,546,795
Total GLA Occupied - Operating Portfolio	4,509,773	4,199,878

% Occupied	94.0%	92.4%

Total GLA - Operating Portfolio	4,797,124	4,546,795
Total GLA Leased - Operating Portfolio	4,548,859	4,249,692

% Leased	94.8%	93.5%

Retail GLA - Operating Portfolio(2)	4,458,791	4,208,462
Retail GLA Occupied - Operating Portfolio	4,232,765	3,924,955

% Occupied	94.9%	93.3%

Retail GLA - Operating Portfolio(2)	4,458,791	4,208,462
Retail GLA Leased - Operating Portfolio	4,255,533	3,964,617

% Leased	95.4%	94.2%

Total Retail Anchor GLA % Leased - Operating Portfolio	99.3%	98.5%
Total Retail Inline GLA % Leased - Operating Portfolio	87.0%	84.8%

Same Property GLA % Leased (Sequential) - Operating Portfolio(3)	95.0%	93.9%

		% of Occupied Retail GLA	Total Occupied Retail ABR	% of Total Occupied Retail ABR
Occupied Retail Anchor GLA(4)	3,047,661	72.0%	$32,421	55.3%
Occupied Retail Inline GLA(4)	1,185,103	28.0%	26,157	44.7%

Total Occupied Retail GLA	4,232,764	100.0%	$58,578	100.0%

Year	Anchor GLA Expiring	% of Total Retail GLA	Anchor Rent Per Sq. Ft.	Inline GLA Expiring	% of Total Retail GLA	Inline Rent Per Sq. Ft.	Total Retail GLA Expiring	% of Total Retail GLA	Total Retail ABR Expiring	% of Total Retail ABR	Average Rent Per Sq. Ft.
2012(5)	20,000	0.5%	$5.00	40,606	1.0%	$11.62	60,606	1.4%	$472	0.8%	$7.79
2013	45,174	1.1%	9.22	137,698	3.3%	22.19	182,872	4.3%	3,472	5.9%	18.99
2014	106,275	2.5%	16.02	192,055	4.5%	20.77	298,330	7.0%	5,692	9.7%	19.08
2015	387,051	9.1%	13.96	182,795	4.3%	22.49	569,846	13.5%	9,516	16.2%	16.70
2016	160,273	3.8%	9.27	168,971	4.0%	23.23	329,244	7.8%	5,412	9.2%	16.44
2017	83,003	2.0%	12.95	107,402	2.5%	21.50	190,405	4.5%	3,384	5.8%	17.77
2018	279,227	6.6%	14.30	81,793	1.9%	23.57	361,020	8.5%	5,921	10.1%	16.40
2019	323,623	7.6%	14.73	37,725	0.9%	23.29	361,348	8.5%	5,644	9.6%	15.62
2020	86,309	2.0%	13.69	45,529	1.1%	27.93	131,838	3.1%	2,453	4.2%	18.61
Beyond 2020	1,556,726	36.8%	7.96	190,529	4.5%	22.13	1,747,255	41.3%	16,612	28.4%	9.51

Total	3,047,661	72.0%	$10.64	1,185,103	28.0%	$22.07	4,232,764	100.0%	$58,578	100.0%	$13.84

(1)	Includes the La Costa Town Center which was contributed to a joint-venture partnership on September 7, 2012
(2)	Retail figures exclude the Excel Centre and Promenade Corporate Center office properties.
(3)	Same property GLA % leased (sequential) excludes any properties that were reclassified to the operating portfolio, acquired or disposed of during the current quarter.
(4)	Anchor Tenants and Inline Tenants are described on the Definitions page.
(5)	Includes month-to-month leases and ground leases, but excludes percentage rent. Anchor tenant expiring in 2012 is a short-term holiday lease at our Lake Pleasant Pavilion property.

Unconsolidated Investments

For the Period Ended September 30, 2012

(Dollars in thousands)

						Financial Information				Leasing Information
Investment Partner	Formation Date	Property	City	State	Total GLA(1)	Total Assets	Total Debt	Ownership Interest	EXL Portion of Debt	Percent Leased	ABR
GEM	September 7, 2012	La Costa Town Center	Carlsbad	CA	121,429	$25,062	$14,100	20%	$2,820	73.8%	$1,692

(1)	Total GLA represents total gross leasable area owned by the Company at the property (includes GLA of buildings on ground lease).

Summary Financial Information:			Unconsolidated Debt:

Balance Sheet	September 30, 2012	Company Pro Rata		September 30, 2012
Assets:			Proportionate share of debt:	$2,820
Investments in Real Estate	$23,575	$4,715	Maturity date:	October 1, 2014
Cash & cash equivalents	1,052	210	Current interest rate:	6.0%
Other assets	435	87

Total assets	$25,062	$5,012

Liabilities and members’ equity:
Mortgage notes payable and secured loan	$14,100	$2,820
Other liabilities	252	50
Members’ equity	10,710	2,142

Total liabilities and equity	$25,062	$5,012

Company’s investment in unconsolidated entities		$1,348

Income Statement(2)	Three months ended September 30, 2012	Company Pro Rata
Total revenues	$165	$33

Expenses:
Property operating expenses	48	10
General and administrative	717	143
Depreciation and amortization	108	22

Total expenses	873	175

Interest expense	(82)	(16)

Net loss	$(790)	$(158)

Company’s loss from equity in unconsolidated entities		$(158)

(2)	Represents results since the formation of the joint-venture partnership on September 7, 2012.

Definitions

Adjusted Funds From Operations (AFFO): Adjusted Funds From Operations (AFFO) is a non-GAAP financial measure we believe is a useful supplemental measure of our performance. We compute AFFO by adding to FFO the non-cash compensation expense, amortization of prepaid financing costs and non-recurring transaction costs, and other one-time items, then subtracting straight-line rents, amortization of above and below market leases and non-incremental capital expenditures. Our computation may differ from the methodology for calculating AFFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. AFFO should not be considered as an alternative to net income (loss) (computed in accordance with GAAP) as an indicator of Excel Trust’s financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of Excel Trust’s liquidity, nor is it indicative of funds available to fund Excel Trust’s cash needs, including Excel Trust’s ability to pay dividends or make distributions.

Anchor Tenant: A tenant who occupies 10,000 square feet or more.

Annualized Base Rent: Annualized Base Rent is obtained by annualizing the cash rental rate (excluding reimbursements and percentage rent) for the final month of a reporting period.

EBITDA: Earnings (excluding preferred stock dividends) before interest, taxes, depreciation and amortization.

Funds From Operations (FFO): Excel Trust considers FFO an important supplemental measure of its operating performance and believe it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. Because FFO excludes depreciation and amortization unique to real estate, gains and losses from property dispositions and extraordinary items, it provides a performance measure that, when compared year-over-year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and interest costs, providing perspective not immediately apparent from net income.

Excel Trust computes FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT. As defined by NAREIT, FFO represents net income (loss) (computed in accordance with generally accepted accounting principles, or GAAP), excluding real estate-related depreciation and amortization, impairment charges and net gains (losses) on the disposition of real estate assets and after adjustments for unconsolidated partnerships and joint ventures. Excel Trust’s computation may differ from the methodology for calculating FFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. Further, FFO does not represent amounts available for management’s discretionary use because of needed capital service obligations, or other commitments and uncertainties. FFO should not be considered as an alternative to net income (loss) replacement or expansion, debt (computed in accordance with GAAP) as an indicator of Excel Trust’s financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of Excel Trust’s liquidity, nor is it indicative of funds available to fund Excel Trust’s cash needs, including Excel Trust’s ability to pay dividends or make distributions.

Inline Tenant: Any tenant who does not qualify as an anchor tenant.

Leased: A space is considered leased when both Excel Trust and the tenant have executed the lease agreement.

Occupied: A space is considered occupied when the tenant has access to the space and revenue recognition has commenced (includes month-to-month tenants). If a tenant has vacated a space and Excel Trust has agreed to terminate the lease, the space is considered unoccupied as of the date of execution of the amended lease agreement.